UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 30, 2024
Date of Report (date of earliest event reported)
___________________________________
WORKIVA INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment and Restatement of Workiva Inc. 2014 Equity Incentive Plan

At the Annual Meeting of Stockholders on May 30, 2024 (the “Annual Meeting”), the stockholders of Workiva Inc. (the “Company”) approved the amendment and restatement of the Workiva Inc. Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Plan”) to increase the number of shares that may be issued under the Plan from 13,860,000 to 17,760,000.

As a result, an additional 3,900,000 shares of Class A common stock are now available for issuance under the Amended and Restated Plan. The Amended and Restated Plan amends and restates the 2014 Equity Incentive Plan, as previously amended and restated in June 2022, and all future awards granted thereunder will be subject to the terms of the 2014 Equity Incentive Plan as amended and restated. This summary is not a complete description of all the Amended and Restated Plan's provisions and is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 - Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Stockholders on May 30, 2024. The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1: Election of two Class I directors

Director	Term Expiring	For	Withhold	Broker Non-Votes
Robert H. Herz	2027	63,800,815	15,651,327	4,123,958
David S. Mulcahy	2027	77,626,480	1,825,662	4,123,958
As a result, each of Mr. Herz and Mr. Mulcahy was elected for a term expiring at the 2027 annual meeting of stockholders.

Proposal 2: Advisory approval of the compensation of the named executive officers

For	Against	Abstain	Broker Non-Votes
76,644,926	2,762,885	44,331	4,123,958
As a result, the proposal of the compensation of the named executive officers was approved.

Proposal 3: Approval of the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan

For	Against	Abstain	Broker Non-Votes
67,309,436	12,095,599	47,107	4,123,958
As a result, the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan was approved.

Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024

For	Against	Abstain
83,384,675	164,054	27,371
As a result, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	Workiva Inc. 2014 Equity Incentive Plan (As Amended and Restated May 30, 2024)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of June, 2024.

WORKIVA INC.

By:	/s/ Brandon E. Ziegler
Name:	Brandon E. Ziegler
Title:	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary